Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

EA Bridgeway Omni Small-Cap Value ETF

a Series of EA Series Trust

Supplement dated December 21, 2022

to the Prospectus and Statement of Additional Information (“SAI”),

each dated December 21, 2022

The EA Bridgeway Omni Small-Cap Value ETF (the “Fund”) is not available for purchase.

Currently, shareholders of the Omni Tax-Managed Small-Cap Value Fund, a series of Bridgeway Funds, Inc. (the “Target Fund”) are being asked to approve an Agreement and Plan of Reorganization (the “Plan”) whereby the assets and liabilities of the Target Fund will be acquired and assumed by the Fund. A meeting of shareholders of the Target Fund is scheduled for February 15, 2023 and, if the Target Fund’s shareholders vote to approve the Plan then shareholders of the Target Fund will become shareholders of the Fund on or about March 10, 2023 (the “Reorganization”). Upon the approval of the Plan and completion of the Reorganization, the Fund will then be made available for purchase by the public.

For more information, please call the Fund at (215) 882-9983.

Please retain this Supplement with your Prospectus and Statement of Additional Information.